SPDR Index Shares Funds

SPDR MSCI EM Beyond BRIC ETF

Supplement Dated December 30, 2013

to the

Prospectus Dated December 4, 2013

and

Statement of Additional Information (“SAI”) Dated December 4, 2013

Recent changes in the European regulation of Undertakings for Collective Investment in Transferable Securities (“UCITS”) have imposed certain limitations on investments by UCITS, including with respect to investment in other investment funds. SSgA Funds Management, Inc. has reviewed the investment characteristics and limitations of the Fund and has implemented certain changes to the Fund’s disclosure intended to satisfy the aforementioned requirements. These disclosure changes are not expected to impact the portfolio management of the Fund. Accordingly, effective December 30, 2013, the Prospectus and SAI are revised as follows:

1.	On page 5 of the Prospectus the “Borrowing Money” sub-section is deleted and replaced with the following:

BORROWING MONEY. The Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets.

2.	On page 7 of the SAI the “Leveraging” sub-section is deleted and replaced with the following:

LEVERAGING

While the Fund does not anticipate doing so, the Fund may borrow money in an amount greater than 5% of the value of the Fund’s total assets. However, under normal circumstances, the Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

3.	On page 7 of the SAI the “Reverse Repurchase Agreements” sub-section is deleted and replaced with the following:

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.

4.	On page 11 of the SAI the following sentence is added to the second paragraph below the investment restrictions:

However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets.

5.	The following section is inserted on page 30 of the SAI after the “Taxes” section:

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Adviser has reviewed the investment characteristics and limitations of the Fund and believes that, as of December 30, 2013, the Fund qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Fund as a UCI before investing in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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